Exhibit 4.7

Execution Copy

COLLATERAL AGREEMENT

among

WELLS FARGO & COMPANY,

WILMINGTON TRUST COMPANY,

as Collateral Agent, Custodial Agent,

Securities Intermediary and Securities Registrar

and

WELLS FARGO CAPITAL XIII,

acting through The Bank of New York Trust Company, N.A.,

as Property Trustee

Dated as of May 19, 2008

TABLE OF CONTENTS

		Page
ARTICLE I Definitions		1

Section 1.01	Definitions	1

ARTICLE II Pledge		7

Section 2.01	Pledge	7
Section 2.02	Control	7
Section 2.03	Termination	7

ARTICLE III Control		7

Section 3.01	Establishment of Collateral Account	7
Section 3.02	Treatment as Financial Assets	8
Section 3.03	Sole Control by Collateral Agent	8
Section 3.04	Securities Intermediary’s Location	8
Section 3.05	No Other Claims	8
Section 3.06	Investment and Release	9
Section 3.07	No Other Agreements	9
Section 3.08	Powers Coupled with an Interest	9
Section 3.09	Waiver of Lien; Waiver of Set-off	9

ARTICLE IV Custody		9

Section 4.01	Appointment	9
Section 4.02	Custody	9
Section 4.03	Termination of Custody Account	10
Section 4.04	Waiver of Lien; Waiver of Set-off	10

ARTICLE V Distributions on Collateral and Custody Notes		10

Section 5.01	Interest on Notes	10
Section 5.02	Payments Following Termination Event or Redemption Prior to Stock Purchase Date	10
Section 5.03	Payments Prior to or on Stock Purchase Date	11
Section 5.04	Payments to Property Trustee	11
Section 5.05	Assets Not Properly Released	12
Section 5.06	Withholding	12

ARTICLE VI Initial Deposit; Exchange of Normal PPS and Qualifying Treasury Securities for Stripped PPS and Capital PPS; Reinvestment of Proceeds of Pledged Treasury Securities		12

Section 6.01	Initial Deposit of Notes	12
Section 6.02	Exchange of Normal PPS and Qualifying Treasury Securities for Stripped PPS and Capital PPS	12
Section 6.03	Exchange of Stripped PPS and Capital PPS for Normal PPS and Qualifying Treasury Securities	13

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COLLATERAL AGREEMENT

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COLLATERAL AGREEMENT

EXHIBITS AND SCHEDULES

Exhibit A – Form of Capital PPS Certificate

Exhibit B – Form of Normal PPS Certificate

Exhibit C – Form of Stripped PPS Certificate

Schedule I – Reference Dealers

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COLLATERAL AGREEMENT

This COLLATERAL AGREEMENT, dated as of May 19, 2008, among WELLS FARGO & COMPANY, a Delaware corporation (the “Company”), WILMINGTON TRUST COMPANY, a Delaware banking corporation, as collateral agent (in such capacity, the “Collateral Agent”), as Custodial Agent (in such capacity, the “Custodial Agent”), as securities intermediary (as defined in Section 8-102(a)(14) of the UCC) with respect to the Collateral Account (in such capacity, the “Securities Intermediary”), and as securities registrar with respect to the Trust Preferred Securities (in such capacity, the “Securities Registrar”), and WELLS FARGO CAPITAL XIII, a Delaware statutory trust (the “Issuer Trust”), acting through THE BANK OF NEW YORK TRUST COMPANY, N.A., a national banking association organized and existing under the laws of the United States, not in its individual capacity but solely as Property Trustee on behalf of the Issuer Trust (in such capacity, the “Property Trustee”).

RECITALS

The Company and the Issuer Trust (acting through the Property Trustee) are parties to the Stock Purchase Contract Agreement, dated as of the date hereof (as modified and supplemented and in effect from time to time, the “Stock Purchase Contract Agreement”), pursuant to which the Company has agreed to issue stock purchase contracts, having a stated amount of $100,000 per contract (each, a “Stock Purchase Contract”) to the Issuer Trust.

Each Stock Purchase Contract requires the Company to issue and sell, and the Property Trustee (on behalf of the Issuer Trust) to purchase, on the Stock Purchase Date (as defined in the Stock Purchase Contract Agreement), for an amount equal to $100,000 (the “Purchase Price”), one share of the Company’s Non-Cumulative Perpetual Preferred Stock, Series A, $100,000 liquidation preference per share (the “Preferred Stock”).

Pursuant to the Trust Agreement, the Stock Purchase Contract Agreement and the Stock Purchase Contracts, the Issuer Trust acting through the Property Trustee is required to execute and deliver this Agreement, to grant the pledge provided herein of the Collateral (as defined herein) to secure the Obligations (as defined herein) and to appoint the Custodial Agent to establish and maintain the Custody Account (as defined herein).

NOW, THEREFORE, THIS COLLATERAL AGREEMENT WITNESSETH: For and in consideration of the agreements and obligations set forth herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary, the Securities Registrar and the Issuer Trust mutually agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions.

For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a) The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neuter genders.

COLLATERAL AGREEMENT

(b) The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision and references to any Article, Section or other subdivision are references to an Article, Section or other subdivision of this Agreement.

(c) The following terms that are defined in the UCC shall have the meanings set forth therein: “certificated security,” “control,” “financial asset,” “financing statement,” “entitlement order,” “securities account,” “security entitlement” and “funds-transfer system”.

(d) Capitalized terms used herein and not defined herein have the meanings assigned to them in the Trust Agreement.

(e) The following terms have the meanings given to them in this Section 1.01(e):

“Agreement” means this Collateral Agreement, as the same may be amended, modified or supplemented from time to time.

“Bank” means Wells Fargo Bank, N.A. or its successor.

“Cash” means any coin or currency of the United States as at the time shall be legal tender for payment of public and private debts.

“Collateral” means the collective reference to:

(1) the Collateral Account and all investment property and other financial assets from time to time credited to the Collateral Account and all security entitlements with respect thereto, including, without limitation, (A) the Notes, other than any Notes that are Transferred to (x) the Custodial Agent in accordance with Section 6.02 upon the Exchange of Normal PPS and Qualifying Treasury Securities for Stripped PPS and Capital PPS pursuant to Sections 5.13(a)(i), (b) and (c) of the Trust Agreement from time to time, (y) the Remarketing Agent or the Custody Account in accordance with Section 8.02(b) upon a Successful Remarketing or (z) the property trustee of a new trust in the event the Company elects to remarket the Notes in the form of New Trust Preferred Securities pursuant to Section 3.2(f) of the Indenture Supplement and (B) any Qualifying Treasury Securities and security entitlements thereto delivered from time to time upon the exchange of Normal PPS and Qualifying Treasury Securities for Stripped PPS and Capital PPS pursuant to Sections 5.13(a)(i), (b) and (c) of the Trust Agreement and in accordance with Section 6.02;

(2) all Qualifying Treasury Securities and security entitlements thereto purchased by the Collateral Agent with the Proceeds of Qualifying Treasury Securities pursuant to Section 6.05;

(3) the Deposit;

(4) all Proceeds of any of the foregoing (whether such Proceeds arise before or after the commencement of any proceeding under any applicable bankruptcy, insolvency or other similar law, by or against the Issuer Trust, as pledgor or with respect to the pledgor); and

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(5) all powers and rights now owned or hereafter acquired under or with respect to the Collateral.

“Collateral Account” means the securities account of Wilmington Trust Company, as Collateral Agent, maintained with the Securities Intermediary and designated “Wilmington Trust Company, as Collateral Agent of Wells Fargo & Company, as pledgee of Wells Fargo Capital XIII, acting through The Bank of New York Trust Company, N.A., as Property Trustee.”

“Collateral Agent” means the Person named as the “Collateral Agent” in the first paragraph of this Agreement until a successor Collateral Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Collateral Agent” shall mean such Person or any subsequent successor who is appointed pursuant to this Agreement.

“Company” means the Person named as the “Company” in the first paragraph of this Agreement until a successor shall have become such pursuant to the applicable provisions of the Stock Purchase Contract Agreement, and thereafter “Company” shall mean such successor.

“Custodial Agent” means the Person named as the “Custodial Agent” in the first paragraph of this Agreement until a successor Custodial Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Custodial Agent” shall mean such Person or any subsequent successor who is appointed pursuant to this Agreement.

“Custody Account” means the securities account of Wilmington Trust Company, as Custodial Agent, designated “Wilmington Trust Company, as Custodial Agent for Wells Fargo Capital XIII.”

“Exchange” means an exchange of Normal PPS and Qualifying Treasury Securities for Stripped PPS and Capital PPS pursuant to Section 5.13(b) of the Trust Agreement and Section 6.02 or an exchange of Stripped PPS and Capital PPS for Normal PPS and Qualifying Treasury Securities pursuant to Section 5.13(d) of the Trust Agreement and Section 6.03.

“Market Disruption Event” means (i) a general moratorium on commercial banking activities in New York declared by the relevant authorities or (ii) any material disruption of the U.S. government securities market or U.S. federal funds-transfer systems, written notification of which shall have been given to the Collateral Agent by any of the Administrative Trustees.

“Notes” means the Remarketable 7.50% Junior Subordinated Notes due 2044 of the Company issued pursuant to the Indenture.

“Notice of Contingent Disposition Election” means a Notice of Contingent Disposition Election substantially in the form set forth on the reverse side of the form of Capital PPS Certificate, a copy of which is attached as Exhibit A hereto.

“Notice of Contingent Exchange Election” means a Notice of Contingent Exchange Election substantially in the form set forth on the reverse side of the form of Normal PPS Certificate, a copy of which is attached as Exhibit B hereto.

“Obligations” means all obligations and liabilities of the Issuer Trust and the Property Trustee on behalf of the Issuer Trust under each Stock Purchase Contract, the Stock Purchase Contract

COLLATERAL AGREEMENT

Agreement and this Agreement or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest (including, without limitation, interest accruing before and after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Property Trustee or the Issuer Trust, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Company or the Collateral Agent or the Securities Intermediary that are required to be paid by the Issuer Trust pursuant to the terms of any of the foregoing agreements).

“Permitted Investments” means any one of the following, in each case maturing on the Business Day following the date of acquisition:

(1) any evidence of indebtedness with an original maturity of 365 days or less issued, or directly and fully guaranteed or insured, by the United States of America or any agency or instrumentality thereof (provided, however, that the full faith and credit of the United States of America is pledged in support of the timely payment thereof or such indebtedness constitutes a general obligation of it);

(2) deposits, certificates of deposit or acceptances with an original maturity of 365 days or less of any institution which is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500 million at the time of deposit (and which may include the Collateral Agent);

(3) investments with an original maturity of 365 days or less of any Person that are fully and unconditionally guaranteed by a bank referred to in clause (2);

(4) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States of America or issued by any agency thereof and backed as to timely payment by the full faith and credit of the United States of America;

(5) investments in commercial paper, other than commercial paper issued by the Company or its Affiliates, of any corporation incorporated under the laws of the United States of America or any State thereof, which commercial paper has a rating at the time of purchase at least equal to “A-1” by Standard & Poor’s Ratings Services (“S&P”) or at least equal to “P-1” by Moody’s Investors Service, Inc. (“Moody’s”); and

(6) investments in money market funds (including, but not limited to, money market funds managed by the Collateral Agent or an Affiliate of the Collateral Agent) registered under the Investment Company Act of 1940, as amended, rated in the highest applicable rating category by S&P or Moody’s.

“Pledge” means the lien and security interest created by this Agreement.

“Pledged Notes” means each Note deposited with the Collateral Agent pursuant to Section 6.01 or delivered to the Collateral Agent pursuant to Section 6.03, until such time as it is released from the Pledge and delivered to the Custodial Agent pursuant to Section 6.02 or to the Remarketing Agent or the Custody Account pursuant to Section 8.02(b).

COLLATERAL AGREEMENT

“Pledged Treasury Securities” means Qualifying Treasury Securities from time to time credited to the Collateral Account pursuant to Section 6.02 and not then released from the Pledge pursuant to Section 6.03, together with all Qualifying Treasury Securities purchased from time to time by the Collateral Agent with the Proceeds of maturing Pledged Treasury Securities pursuant to Section 6.05.

“Proceeds” has the meaning ascribed thereto in Section 9-102(a)(64) of the UCC and includes, without limitation, all interest, dividends, Cash, instruments, securities, financial assets and other property received, receivable or otherwise distributed upon the sale (including, without limitation, the Remarketing), exchange, collection or disposition of any financial assets from time to time held in the Collateral Account.

“Property Trustee” means the Person named as the “Property Trustee” in the first paragraph of this Agreement until a successor Property Trustee shall have become such pursuant to the applicable provisions of the Trust Agreement, and thereafter “Property Trustee” shall mean such Person or any subsequent successor who is appointed pursuant to the Trust Agreement.

“Recombination Notice and Request” means a Recombination Notice and Request substantially in the form set forth on the reverse side of the forms of Capital PPS Certificate and Stripped PPS Certificate, copies of which are attached hereto as Exhibits A and C, respectively.

“Reference Dealer” means each of the U.S. government securities dealers listed on Schedule I hereto (including any successor thereto) and any other U.S. government securities dealers designated by the Collateral Agent (it being understood that the Collateral Agent may, but shall not be obligated, to designate any one or more such other U.S. government securities dealers); provided, however, that if at any time fewer than three of the entities named on Schedule I are active U.S. government securities dealers and approved counterparties of Wilmington Trust Company, any of the Administrative Trustees may designate an additional U.S. government securities dealer as a Reference Dealer.

“Roll Date” means, with respect to any Additional Distribution Date, the latest date prior to such Additional Distribution Date that is a maturity date of Qualifying Treasury Securities held in the Collateral Account.

“Securities Intermediary” means the Person named as the “Securities Intermediary” in the first paragraph of this Agreement until a successor Securities Intermediary shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Securities Intermediary” shall mean such Person or any subsequent successor who is appointed pursuant to this Agreement.

“Securities Registrar” means the Person named as the “Securities Registrar” in the first paragraph of this Agreement until a successor Securities Registrar shall have been appointed by the Company pursuant to the applicable provisions of the Trust Agreement, and thereafter “Securities Registrar” shall mean such Person or any subsequent successor who is appointed pursuant to the Trust Agreement by the Company.

“Stripping Notice and Request” means a Stripping Notice and Request substantially in the form set forth on the reverse side of the form of Normal PPS Certificate, a copy of which is attached as Exhibit B hereto.

COLLATERAL AGREEMENT

“Trade Date” means, with respect to each Roll Date, the Business Day immediately preceding such Roll Date.

“TRADES” means the Treasury/Reserve Automated Debt Entry System maintained by the Federal Reserve Bank of New York pursuant to the TRADES Regulations.

“TRADES Regulations” means the regulations of the United States Department of the Treasury, published at 31 C.F.R. Part 357, as amended from time to time. Unless otherwise defined herein, all terms defined in the TRADES Regulations are used herein as therein defined.

“Transfer” or “Transferred” means (i) in the case of certificated securities in registered form, delivery as provided in Section 8-301(a) of the UCC, endorsed to the transferee or in blank by an effective endorsement, (ii) in the case of Qualifying Treasury Securities, registration of the transferee as the owner of such Qualifying Treasury Securities on TRADES and (iii) in the case of security entitlements, including, without limitation, security entitlements with respect to Qualifying Treasury Securities, a securities intermediary indicating by book entry that such security entitlement has been credited to the transferee’s securities account.

“Trust Agreement” means the Amended and Restated Trust Agreement, dated as of the date hereof, among the Company, as Depositor, the Property Trustee, the Delaware Trustee and the Administrative Trustees (each as named therein), and the several Holders (as defined therein).

“UCC” means the Uniform Commercial Code as in effect in the State of New York from time to time.

“Value” means, with respect to any item of Collateral on any date, as to (1) Cash, the face amount thereof, (2) Notes, the aggregate principal amount thereof, and (3) Qualifying Treasury Securities, the aggregate principal amount thereof.

(f) The following terms have the meanings set forth in the Section or other subdivision of this Agreement or in the other agreement set forth below.

Custody Notes	Section 4.01
Deposit	Stock Purchase Contract Agreement
Final Dealer	Section 6.05(a)
Indemnitees	Section 10.08(b)
Issuer Trust	Preamble
Loss (and collectively, Losses)	Section 10.08(b)
Preferred Stock	Recitals
Purchase Price	Recitals
Remarketing	Indenture
Stock Purchase Contract	Recitals
Stock Purchase Contract Agreement	Recitals
Successful	Indenture
Termination Event	Stock Purchase Contract Agreement

COLLATERAL AGREEMENT

ARTICLE II

PLEDGE

Section 2.01 Pledge.

The Issuer Trust (acting through the Property Trustee) hereby pledges and grants to the Collateral Agent, as agent of and for the benefit of the Company, a continuing first priority security interest in and to, and a lien upon and right of set-off against, all of the Issuer Trust’s right, title and interest in and to the Collateral to secure the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations. The Collateral Agent shall have all of the rights, remedies and recourses with respect to the Collateral afforded a secured party by the UCC, in addition to, and not in limitation of, the other rights, remedies and recourses afforded to the Collateral Agent by this Agreement.

Section 2.02 Control.

The Collateral Agent shall have control of the Collateral Account pursuant to the provisions of Article III.

Section 2.03 Termination.

This Agreement and the Pledge created hereby shall terminate upon the satisfaction of the Obligations or the earlier termination of the Stock Purchase Contracts in accordance with their terms. Upon receipt by the Collateral Agent from the Company of notice of such termination, the Collateral Agent shall, except as otherwise provided herein, Transfer and instruct the Securities Intermediary to Transfer the Collateral to or upon the order of the Property Trustee, free and clear of the Pledge created hereby.

ARTICLE III

CONTROL

Section 3.01 Establishment of Collateral Account.

The Securities Intermediary hereby confirms that:

(a) the Securities Intermediary has established the Collateral Account;

(b) the Collateral Account is a securities account;

(c) subject to the terms of this Agreement, the Securities Intermediary shall identify in its records the Collateral Agent as the entitlement holder entitled to exercise the rights that comprise any financial asset credited to the Collateral Account;

(d) all property delivered to the Securities Intermediary pursuant to this Agreement or the Stock Purchase Contract Agreement, including any Permitted Investments purchased by the Securities Intermediary from the Proceeds of any Collateral, will be credited promptly to the Collateral Account; and

COLLATERAL AGREEMENT

(e) all securities or other property underlying any financial assets credited to the Collateral Account shall be (i) registered in the name of the Property Trustee and indorsed to the Securities Intermediary or in blank, (ii) registered in the name of the Securities Intermediary or the Collateral Agent, or (iii) credited to another securities account maintained in the name of the Securities Intermediary. In no case will any financial asset credited to the Collateral Account be registered in the name of the Property Trustee or specially indorsed to the Property Trustee unless such financial asset has been further indorsed to the Securities Intermediary or in blank.

Section 3.02 Treatment as Financial Assets.

Each item of property (whether investment property, financial asset, security, instrument or Cash) credited to the Collateral Account shall be treated as a financial asset under Article 8 of the UCC.

Section 3.03 Sole Control by Collateral Agent.

Except as provided in Section 8.01, at all times prior to the termination of the Pledge, the Collateral Agent shall have sole control of the Collateral Account, and the Securities Intermediary shall take instructions and directions with respect to the Collateral Account solely from the Collateral Agent. If at any time the Securities Intermediary shall receive an entitlement order issued by the Collateral Agent and relating to the Collateral Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Property Trustee, the Issuer Trust or any other Person. Except as otherwise permitted under this Agreement, until termination of the Pledge, the Securities Intermediary will not comply with any entitlement orders issued by the Property Trustee.

The Issuer Trust hereby irrevocably constitutes and appoints the Collateral Agent and the Company, with full power of substitution, as the Issuer Trust’s attorney-in-fact to take on behalf of, and in the name, place and stead of the Issuer Trust and the Holders, any action necessary or desirable to perfect and to keep perfected the security interest in the Collateral referred to in Section 2.01. The grant of such power-of-attorney shall not be deemed to require of the Collateral Agent any specific duties or obligations not otherwise expressly assumed by the Collateral Agent hereunder. Notwithstanding the foregoing, in no event shall the Collateral Agent, Securities Intermediary or the Property Trustee be responsible for the preparation or filing of any financing or continuation statements or responsible for maintenance or perfection of any security interest hereunder.

Section 3.04 Securities Intermediary’s Location.

The Collateral Account, and the rights and obligations of the Securities Intermediary, the Collateral Agent, the Property Trustee and the Issuer Trust with respect thereto, shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction.

Section 3.05 No Other Claims.

Except for the claims and interest of the Collateral Agent and of the Issuer Trust in the Collateral Account, the Securities Intermediary (without having conducted any investigation) does not know of any claim to, or interest in, the Collateral Account or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Collateral Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Collateral Agent and the Property Trustee.

COLLATERAL AGREEMENT

Section 3.06 Investment and Release.

All Proceeds of financial assets from time to time deposited in the Collateral Account shall be invested and reinvested as provided in this Agreement. At no time prior to termination of the Pledge with respect to any particular property shall such property be released from the Collateral Account except in accordance with this Agreement or upon written instructions of the Collateral Agent.

Section 3.07 No Other Agreements.

The Securities Intermediary has not entered into, and prior to the termination of the Pledge will not enter into, any agreement with any other Person relating to the Collateral Account or any financial assets credited thereto, including, without limitation, any agreement to comply with entitlement orders of any Person other than the Collateral Agent.

Section 3.08 Powers Coupled with an Interest.

The rights and powers granted in this Article III to the Collateral Agent have been granted in order to perfect its security interests in the Collateral Account, are powers coupled with an interest and will be affected neither by the bankruptcy of the Property Trustee or the Issuer Trust nor by the lapse of time. The obligations of the Securities Intermediary under this Article III shall continue in effect until the termination of the Pledge with respect to any and all Collateral.

Section 3.09 Waiver of Lien; Waiver of Set-off.

The Securities Intermediary waives any security interest, lien or right to make deductions or set-offs that it may now have or hereafter acquire in or with respect to the Collateral Account, any financial asset credited thereto or any security entitlement in respect thereof. Neither the financial assets credited to the Collateral Account nor the security entitlements in respect thereof will be subject to deduction, set-off, banker’s lien or any other right in favor of any person other than the Company.

ARTICLE IV

CUSTODY

Section 4.01 Appointment.

The Issuer Trust hereby appoints the Custodial Agent as Custodial Agent of the Issuer Trust to hold all of the Notes that are property of the Issuer Trust, other than the Pledged Notes (collectively, the “Custody Notes”), for the benefit of the Issuer Trust and for the purposes set forth herein, and the Custodial Agent hereby accepts such appointment under the terms and conditions set forth herein.

Section 4.02 Custody.

The Custodial Agent will hold the Custody Notes in the Custody Account. For the avoidance of doubt, the Custodial Agent shall segregate on its books and records the assets of the Issuer Trust from assets held by the Custodial Agent for other customers (including the Collateral) or for the

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Custodial Agent itself. The Custodial Agent shall only have the obligations expressly set forth herein and shall have no responsibility for monitoring compliance with the Trust Agreement, the Stock Purchase Agreement or any other agreement in connection therewith. The Custodial Agent shall accept the Transfer of Notes from the Collateral Agent from time to time pursuant to Section 6.02, deliver Notes to the Collateral Agent from time to time pursuant to Section 6.03 and deliver Notes to the Remarketing Agent on the Remarketing Settlement Date pursuant to Section 8.03.

Section 4.03 Termination of Custody Account.

Upon receipt by the Custodial Agent from the Company of notice of termination of this Agreement pursuant to Section 2.03, the Custodial Agent shall deliver the Custody Notes to the Property Trustee.

Section 4.04 Waiver of Lien; Waiver of Set-off.

The Custodial Agent waives any security interest, lien or right to make deductions or set-offs that it may now have or hereafter acquire in or with respect to the Custodial Agent, any financial asset credited thereto or any security entitlement in respect thereof. Neither the financial assets credited to the Custody Account nor the security entitlements in respect thereof will be subject to deduction, set-off, banker’s lien or any other right in favor of any Person other than the Issuer Trust.

ARTICLE V

DISTRIBUTIONS ON COLLATERAL AND

CUSTODY NOTES

Section 5.01 Interest on Notes.

(a) The Collateral Agent shall transfer all interest received from time to time by the Collateral Agent on account of the Pledged Notes to the Paying Agent.

(b) The Custodial Agent shall transfer all interest received from time to time by the Custodial Agent on account of the Custody Notes to the Paying Agent.

Section 5.02 Payments Following Termination Event or Redemption Prior to Stock Purchase Date.

Following a Termination Event or the termination of the Stock Purchase Contracts upon redemption of all the Notes by the Company prior to the Stock Purchase Date in accordance with the Indenture, written notice of which the Collateral Agent or the Custodial Agent, as the case may be, shall have received from the Company, the Property Trustee or any of the Administrative Trustees,

(a) the Collateral Agent shall cause the Securities Intermediary to Transfer or otherwise assign (i) the Pledged Notes or the Deposit, (ii) the Pledged Treasury Securities and (iii) any Permitted Investments, including in each case any and all payments of principal or interest it receives in respect thereof, to the Property Trustee or its designee, free and clear of the Pledge created hereby; and

(b) the Custodial Agent shall Transfer the Custody Notes and any and all payments of principal or interest it receives in respect thereof to the Property Trustee or its designee.

COLLATERAL AGREEMENT

Section 5.03 Payments Prior to or on Stock Purchase Date.

(a) Except as provided in Section 5.03(c) and Section 6.05, if the Collateral Agent or the Custodial Agent, as the case may be, shall not have received from the Company, the Property Trustee or any of the Administrative Trustees notice of any Termination Event or notice of the termination of the Stock Purchase Contracts upon the redemption of all the Notes by the Company prior to the Stock Purchase Date in accordance with the Indenture, all payments of principal received by the Collateral Agent or the Securities Intermediary in respect of (i) the Pledged Notes or the Deposit and (ii) the Pledged Treasury Securities shall be held until the Stock Purchase Date and an amount thereof equal to the Purchase Price under the Stock Purchase Contracts shall be transferred to the Company on the Stock Purchase Date as provided in Section 2.2 of the Stock Purchase Contract Agreement in satisfaction of the Issuer Trust’s obligation to pay such Purchase Price. Any balance remaining in the Collateral Account shall be released from the Pledge and Transferred to the Paying Agent, free and clear of the Pledge created thereby. The Company shall instruct the Collateral Agent in writing as to the Permitted Investments in which any payments received under this Section 5.03(a) (which, for purpose of confirmation, includes the excess Proceeds received under Section 6.05(b)) shall be invested; provided, however, that if the Company fails to deliver such instructions by 10:30 A.M. (New York City time) on the day such payments are received by the Collateral Agent, the Collateral Agent shall invest such payments in the Permitted Investments as described in clause (6) of the definition of Permitted Investments. The Collateral Agent shall have no liability in respect of losses incurred as a result of the failure of the Company to provide timely written investment direction. The Collateral Agent may conclusively rely on any written direction and shall bear no liability for any loss or other damage based on acting or omitting to act under this Section 5.03 (which, for purpose of confirmation, includes acting or omitting to act under Section 6.05(b) in respect of excess Proceeds referred to therein) pursuant to any direction of the Company or any investment in Permitted Investments as described in clause (6) of the definition of Permitted Investments as provided herein and neither the Collateral Agent nor the Securities Intermediary shall in any way be liable for the selection of Permitted Investments or by reason of any insufficiency in the Collateral Account resulting from any loss on any Permitted Investment included therein.

(b) All payments of principal received by the Custodial Agent in respect of the Custody Notes shall be transferred to the Paying Agent.

(c) All payments of principal received by the Collateral Agent or the Securities Intermediary in respect of (1) the Pledged Notes and (2) the Pledged Treasury Securities or security entitlements thereto, that, in each case, have been released from the Pledge pursuant hereto (other than Pledged Notes that upon such release shall have become Custody Notes in accordance with Section 6.03) shall be transferred to or in accordance with the written instructions of the Paying Agent.

Section 5.04 Payments to Property Trustee.

The Securities Intermediary and the Custodial Agent shall use commercially reasonable efforts to deliver payments to the Paying Agent or the Property Trustee as provided hereunder to the following account established by the Paying Agent or the Property Trustee, for credit to Wilmington Trust Company, ABA 0311-00092, A/C 088617-000, Ref: Wells Fargo Capital XIII Property Account, not later than 12:00 P.M. (New York City time) on the Business Day it receives such payment; provided, however, that if such payment is required to be made on a day that is not a Business Day or after 10:00 A.M. (New York City time) on a Business Day, then it shall use commercially reasonable efforts to deliver such payment to the Paying Agent or the Property Trustee no later than 10:30 A.M. (New York City time) on the next succeeding Business Day.

COLLATERAL AGREEMENT

Section 5.05 Assets Not Properly Released.

If the Paying Agent or the Property Trustee shall receive any principal payments on account of financial assets credited to the Collateral Account and not released therefrom in accordance with this Agreement, the Paying Agent or the Property Trustee shall hold the same as trustee of an express trust for the benefit of the Company and, upon receipt of an Officers’ Certificate of the Company so directing, promptly deliver the same to the Securities Intermediary for credit to the Collateral Account or to the Company for application to the Obligations, and the Paying Agent or the Property Trustee shall acquire no right, title or interest in any such payments of principal amounts so received. Neither the Paying Agent nor the Property Trustee shall have any liability under this Section 5.05 unless and until it has been notified in writing that such payment was delivered to it erroneously and nor shall it have any liability for any action taken, suffered or omitted to be taken prior to its receipt of such notice.

Section 5.06 Withholding.

Any payment hereunder shall be made less any withholding or backup withholding as required by law, and any such withholding shall be deemed as if made to the intended recipient of such payment.

ARTICLE VI

INITIAL DEPOSIT; EXCHANGE OF NORMAL PPS AND

QUALIFYING TREASURY SECURITIES FOR STRIPPED PPS AND CAPITAL PPS; REINVESTMENT OF

PROCEEDS OF PLEDGED TREASURY SECURITIES

Section 6.01 Initial Deposit of Notes.

(a) Prior to or concurrently with the execution and delivery of this Agreement, the Property Trustee shall Transfer to the Securities Intermediary, for credit to the Collateral Account, Notes having an aggregate principal amount of $2,500,100,000.

(b) The Collateral Agent shall, at any time or from time to time, at the written request of the Company, cause any or all securities or other property underlying any financial assets credited to the Collateral Account to be registered in the name of the Securities Intermediary, the Collateral Agent or their respective nominees; provided, however, that unless any Event of Default shall have occurred and be continuing, and in respect of which the Collateral Agent shall have received written notice from the Property Trustee or the Administrative Trustees, the Collateral Agent agrees not to cause any Notes to be so re-registered.

Section 6.02 Exchange of Normal PPS and Qualifying Treasury Securities for Stripped PPS and Capital PPS.

(a) On each occasion on which a Holder of Normal PPS exercises its rights pursuant to Sections 5.13(a)(i), (b) and (c) of the Trust Agreement to exchange Normal PPS and Qualifying Treasury Securities for Stripped PPS and Capital PPS by, during any Exchange Period:

(i) depositing with the Securities Intermediary, for credit to the Collateral Account the treasury security that is the Qualifying Treasury Security on the date of deposit, in the principal amount of $1,000 for each Normal PPS being Exchanged;

COLLATERAL AGREEMENT

(ii) Transferring the Normal PPS being Exchanged to the Securities Registrar; and

(iii) delivering a duly executed and completed Stripping Notice and Request to the Securities Registrar and Collateral Agent (x) stating that the Holder has deposited the appropriate Qualifying Treasury Securities with the Collateral Agent for deposit in the Collateral Account, (y) stating that the Holder is Transferring the related Normal PPS to the Securities Registrar in connection with an Exchange of such Normal PPS and Qualifying Treasury Securities for a Like Amount of Stripped PPS and Capital PPS, and (z) requesting the delivery to the Holder of such Stripped PPS and Capital PPS, the Collateral Agent shall, upon the deposit and Transfer pursuant to clauses (i) and (ii) and receipt of the notice and request referred to in clause (iii), (w) be deemed to accept the Qualifying Treasury Securities deposited pursuant to clause (i) as Collateral subject to the Pledge, (x) release Pledged Notes of a Like Amount from the Pledge, (y) Transfer such Pledged Notes to the Custodial Account free and clear of the Company’s security interest therein, and (z) confirm to the Property Trustee in writing that such release and Transfer has occurred. The Custodial Agent shall continue to hold such Notes as Custody Notes pursuant to Article IV.

(b) The Securities Registrar, pursuant to the procedures provided for in Section 5.11 of the Trust Agreement dealing with increasing and decreasing the number of Trust Preferred Securities evidenced by Book-Entry Trust Preferred Securities Certificates, shall cancel the number of Normal PPS Transferred pursuant to Section 6.02(a) and deliver a Like Amount of Stripped PPS and Capital PPS to the Holder, all by making appropriate notations on the Book-Entry Trust Preferred Securities Certificates of the appropriate Series.

(c) The substitution of Qualifying Treasury Securities, or security entitlements thereto, for financial assets held in the Collateral Account pursuant to this Section 6.02, shall not constitute a novation of the security interest created hereby.

Section 6.03 Exchange of Stripped PPS and Capital PPS for Normal PPS and Qualifying Treasury Securities.

(a) On each occasion on which a Holder of Stripped PPS and Capital PPS exercises its rights pursuant to Sections 5.13(d) of the Trust Agreement to exchange Stripped PPS and Capital PPS for Normal PPS and Qualifying Treasury Securities by, during any Exchange Period, Transferring the Stripped PPS and the Capital PPS being Exchanged to the Securities Registrar and delivering a duly executed and completed Recombination Notice and Request to the Securities Registrar and Collateral Agent (x) stating that the Holder is Transferring the related Stripped PPS and Capital PPS to the Securities Registrar in connection with the Exchange of such Stripped PPS and Capital PPS for a Like Amount of each of Normal PPS and Pledged Treasury Securities, (y) requesting the Collateral Agent to release from the Pledge and deliver to the Holder Pledged Treasury Securities in a principal amount equal to the Liquidation Amount of the Stripped PPS being exchanged, and (z) requesting the Securities Registrar to deliver to the Holder Normal PPS of a Like Amount:

(i) the Custodial Agent shall Transfer a Like Amount of Notes from the Custody Account to the Collateral Account in substitution for such Pledged Treasury Securities;

COLLATERAL AGREEMENT

(ii) the Collateral Agent shall be deemed to accept the Notes Transferred by the Custodial Agent pursuant to clause (i) as Collateral subject to the Pledge; and

(iii) the Collateral Agent shall release Pledged Treasury Securities of a Like Amount from the Pledge and deliver such Qualifying Treasury Securities to the Holder free and clear of the Company’s security interest therein, and confirm in writing to the Property Trustee that such release and Transfer has occurred; and

the Securities Registrar, pursuant to the procedures provided for in Section 5.11 of the Trust Agreement dealing with increasing and decreasing the number of Trust Preferred Securities evidenced by Book-Entry Trust Preferred Securities Certificates, shall cancel the number of Stripped PPS and Capital PPS delivered pursuant to Section 6.03(a) and deliver a Like Amount of Normal PPS to the Holder, all by making appropriate notations on the Book-Entry Trust Preferred Securities Certificates of the appropriate Series.

(b) The substitution of Notes for financial assets held in the Collateral Account pursuant to this Section 6.03, shall not constitute a novation of the security interest created hereby.

Section 6.04 Termination Event; Redemption Prior to Stock Purchase Date.

(a) Upon receipt by the Collateral Agent of written notice from the Company, the Property Trustee or any of the Administrative Trustees of the Issuer Trust that (x) a Termination Event has occurred or (y) the Stock Purchase Contracts have been terminated upon redemption of all the Notes prior to the Stock Purchase Date in accordance with the Indenture, the Collateral Agent shall release all Collateral from the Pledge and shall promptly instruct the Securities Intermediary to Transfer:

(i) any Pledged Notes;

(ii) any Proceeds of the Deposit; and

(iii) any Pledged Treasury Securities,

to the Property Trustee, free and clear of the Pledge created hereby.

(b) If such Termination Event shall result from the Company’s becoming a debtor under the Bankruptcy Code, and if the Collateral Agent shall for any reason fail promptly to effectuate the release and Transfer of all Pledged Notes, Pledged Treasury Securities, Permitted Investments, the Deposit and Proceeds of any of the foregoing, as the case may be, as provided by this Section 6.04, the Property Trustee or any of the Administrative Trustees shall:

(i) use its best efforts to obtain an opinion of a nationally recognized law firm to the effect that, notwithstanding the Company being the debtor in such a bankruptcy case, the Collateral Agent will not be prohibited from releasing or Transferring the Collateral as provided in this Section 6.04 and shall deliver or cause to be delivered such opinion to the Collateral Agent within ten calendar days after the occurrence of such Termination Event, and if (A) the Property Trustee or any of the Administrative Trustees shall be unable to obtain such opinion within ten calendar days after the occurrence of such Termination Event or (B) the Collateral Agent shall

COLLATERAL AGREEMENT

continue, after delivery of such opinion, to refuse to effectuate the release and Transfer of all Pledged Notes, Pledged Treasury Securities, Permitted Investments, the Deposit and Proceeds of any of the foregoing, as the case may be, as provided in this Section 6.04, then the Property Trustee shall within 15 calendar days after the occurrence of such Termination Event commence an action or proceeding in the court having jurisdiction of the Company’s case under the Bankruptcy Code seeking an order requiring the Collateral Agent to effectuate the release and Transfer of all Pledged Notes, Pledged Treasury Securities, Permitted Investments, the Deposit and Proceeds of any of the foregoing, or as the case may be, as provided by this Section 6.04; or

(ii) commence an action or proceeding like that described in Section 6.04(b)(i) hereof within 10 calendar days after the occurrence of such Termination Event.

Section 6.05 Reinvestment of Proceeds of Pledged Treasury Securities.

(a) At or about 11:00 A.M., New York City time, on each Trade Date, the Collateral Agent shall select at least three Reference Dealers (including at least three Reference Dealers named on Schedule I hereto or named by any of the Administrative Trustees as replacements therefor who are approved counterparties of Wilmington Trust Company) and request each of them to provide a commitment (which may be oral if promptly confirmed in writing by facsimile or e-mail), satisfactory in form to the Collateral Agent, to the effect that if selected as the Final Dealer, such Reference Dealer shall sell to the Collateral Agent, for delivery against payment on the immediately succeeding Roll Date, an aggregate principal amount of the U.S. treasury security that is the Qualifying Treasury Security on such Roll Date equal to the aggregate principal amount of Qualifying Treasury Securities held in the Collateral Account on such Trade Date. If the Collateral Agent shall have received at least two firm offers, it shall select the lowest offer and the Reference Dealer providing the lowest offer shall be the “Final Dealer”; provided, however, that if two or more Reference Dealers have provided identical lowest offers, the Collateral Agent shall select any of these Reference Dealers as the Final Dealer in its absolute discretion. The Final Dealer shall be obligated to sell to the Collateral Agent, for Cash on the Roll Date, the aggregate principal amount of the U.S. treasury security specified in such offer. If the Collateral Agent determines that (i) a Market Disruption Event has occurred or (ii) fewer than two Reference Dealers have provided firm offers in a timely manner meeting the foregoing requirements, the steps contemplated above shall be taken on each succeeding Business Day on which the Collateral Agent determines that no Market Disruption Event has occurred until at least two Reference Dealers have provided such offers, except that the Collateral Agent shall request offers from the Reference Dealers for same day settlement. The Collateral Agent shall use reasonable care in administering the foregoing procedures and shall have no liability in connection therewith to the Issuer Trust, the Property Trustee, the Company or any other Person in the absence of gross negligence or willful misconduct. All determinations regarding whether a Market Disruption Event has occurred shall be made by the Collateral Agent in its sole discretion.

(b) On each Roll Date (or, if no Final Dealer shall have been selected on the Trade Date, on the date that the Final Dealer is selected), the Collateral Agent shall instruct the Securities Intermediary to apply the Proceeds of the U.S. treasury securities held in the Collateral Account to the purchase price of the aggregate principal amount of the U.S. treasury security specified in the Final Dealer’s offer, which shall be deposited in the Collateral Account, and to apply the excess of such Proceeds over the purchase price of the Qualifying Treasury Securities to purchase Permitted Investments for deposit in the Collateral Account.

(c) On each Additional Distribution Date, if the Qualifying Treasury Securities shall have been purchased and deposited in the Collateral Account, the Collateral Agent shall liquidate the Permitted Investments in the Collateral Account and direct the Securities Intermediary to pay the Proceeds to the Payment Account.

COLLATERAL AGREEMENT

Section 6.06 Application of Proceeds in Settlement of Stock Purchase Contracts.

(a) The Issuer Trust (acting through the Property Trustee) agrees to pay the purchase price under the Stock Purchase Contracts on the Stock Purchase Date from the Proceeds of the Qualifying Treasury Securities held in the Collateral Account and the Deposit (or in the circumstances set forth in Section 2.2(b) of the Stock Purchase Contract Agreement, by assignment thereof). Without receiving any further instruction from the Property Trustee, the Collateral Agent shall, in settlement of such Stock Purchase Contracts on the Stock Purchase Date, (i) instruct the Securities Intermediary to remit Proceeds of the Qualifying Treasury Securities to the Company and (ii) instruct the Bank to pay the Proceeds of the Deposit to the Company in an amount equal to the excess of the Purchase Price over the amount of the Proceeds of the Qualifying Treasury Securities.

(b) In the event of a Failed Remarketing, the Collateral Agent, for the benefit of the Company, will, at the written instruction of the Company to the fullest extent permitted by applicable law, deliver or dispose of the Pledged Notes in accordance with the Company’s written instructions to satisfy in full, from any such disposition or retention, the obligations of the Issuer Trust to pay the purchase price for the shares of Preferred Stock to be issued under the Stock Purchase Contracts to the extent not paid from the Proceeds of the Qualifying Treasury Securities held in the Collateral Account, and the Company hereby waives any claim it may otherwise have for any deficiency under the UCC or other applicable law.

(c) Thereafter, the Collateral Agent shall promptly remit the Proceeds of the Qualifying Treasury Securities held in the Collateral Account in excess of the aggregate purchase price for the shares of Preferred Stock to be issued under such Stock Purchase Contracts to the Property Trustee or to the Paying Agent on behalf of the Property Trustee for deposit into the Payment Account.

ARTICLE VII

VOTING RIGHTS — NOTES

Section 7.01 Voting Rights.

The Property Trustee on behalf of the Issuer Trust may, subject to the Trust Agreement, exercise, or refrain from exercising, any and all voting and other consensual rights pertaining to the Notes or any part thereof for any purpose not inconsistent with the terms of this Agreement and in accordance with the terms of the Stock Purchase Contract Agreement; provided, however, that the Property Trustee shall not exercise or shall not refrain from exercising such right with respect to any Notes, if, in the reasonable judgment of the Property Trustee, such action would impair or otherwise have a material adverse effect on the value of all or any of the Notes; and provided, further, that the Property Trustee shall give the Company, the Collateral Agent and the Custodial Agent, at least five Business Days’ prior written notice of the manner in which it intends to exercise, or its reasons for refraining from exercising, any such right. Upon receipt of any notices and other communications in respect of any Notes, including notice of any meeting at which holders of the Notes are entitled to vote or solicitation of consents, waivers or proxies of holders of the Notes, the Collateral Agent and the Custodial Agent shall use reasonable efforts to send promptly to the Property Trustee such notice or communication, and as soon as reasonably practicable after receipt of a written request therefor from the Property Trustee, execute and deliver to the Property Trustee such proxies and other instruments in respect of such Notes (in form and substance reasonably satisfactory to the Collateral Agent or the Custodial Agent, as the case may be) as are prepared by the Company and delivered to the Property Trustee with respect to the Notes.

COLLATERAL AGREEMENT

ARTICLE VIII

RIGHTS AND REMEDIES

Section 8.01 Rights and Remedies of the Collateral Agent.

(a) In addition to the rights and remedies specified in Section 6.04 or otherwise available at law or in equity, after an event of default under the Stock Purchase Contracts, the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and the TRADES Regulations and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted. Without limiting the generality of the foregoing, such remedies may include, to the extent permitted by applicable law, (1) retention of the Pledged Notes or the Pledged Treasury Securities in full satisfaction of the Issuer Trust’s or the Property Trustee’s obligations under the Stock Purchase Contracts and the Stock Purchase Contract Agreement or (2) sale of the Pledged Notes or the Pledged Treasury Securities in one or more public or private sales as permitted by applicable law.

(b) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, in the event the amounts transferred or transferable to the Company by the Collateral Agent on account of any Pledged Notes, the Deposit or any Pledged Treasury Securities as provided in Article V are insufficient to satisfy the Obligations of the Issuer Trust when due under the Stock Purchase Contracts, such insufficiency shall constitute an event of default under the Stock Purchase Contracts and the Collateral Agent shall have and may exercise, with reference to such Pledged Notes, the Deposit or such Pledged Treasury Securities any and all of the rights and remedies available to a secured party under the UCC and the TRADES Regulations after default by a debtor, and as otherwise granted herein or under any other law.

(c) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, the Collateral Agent is hereby irrevocably authorized to receive and collect all payments of (i) the principal amount of, and any interest on, the Pledged Notes and (ii) the principal amount of, and any interest on, the Pledged Treasury Securities, subject, in each case, to the provisions of Article V, and as otherwise granted herein.

(d) The Property Trustee agrees that, from time to time, upon the written request of the Company or the Collateral Agent (acting upon the request of the Company), the Property Trustee shall execute and deliver such further documents and do such other acts and things as the Company or the Collateral Agent (acting upon the request of the Company) may reasonably request in order to maintain the Pledge, and the perfection and priority thereof, and to confirm the rights of the Collateral Agent hereunder; provided, however, that, in no event shall the Property Trustee be responsible for the preparation (other than, if applicable, execution upon the request of the Company) or filing of any financing or continuation statements. In the absence of bad faith, the Property Trustee shall have no liability to the Company or the Collateral Agent (acting upon the request of the Company) for executing any documents or taking any such acts requested by the Company or the Collateral Agent (acting upon the request of the Company) hereunder.

COLLATERAL AGREEMENT

Section 8.02 Remarketing; Contingent Exchange Elections by Holder of Normal PPS.

(a) In the event a Holder of Normal PPS exercises its rights pursuant to Sections 5.14(a)(i), (b) and (e) of the Trust Agreement to contingently exchange Normal PPS and Qualifying Treasury Securities for Stripped PPS and Capital PPS in connection with any Remarketing by,

(i) during the period that commences with the Collateral Agent’s and the Securities Registrar’s opening of normal business hours on the tenth Business Day immediately preceding the first day of a Remarketing Period and ending at 3:00 P.M., New York City time, on the second Business Day immediately preceding the first day of such Remarketing Period, Transferring the Normal PPS that are the subject of such Contingent Exchange Election to the Securities Registrar, accompanied by a duly executed and completed Notice of Contingent Exchange Election; and

(ii) not later than 3:00 P.M., New York City time, on the second Business Day immediately preceding the first day of such Remarketing Period, depositing with the Collateral Agent the treasury security that is the Qualifying Treasury Security on the date of deposit, in the amount of $1,000 for each Normal PPS that is subject to the Contingent Exchange Election, the Collateral Agent shall, upon the Transfer and receipt of the duly executed and completed Notice of Contingent Exchange Election pursuant to clause (i) and the deposit referred to in clause (ii), notify the Remarketing Agent not later than 11:00 A.M., New York City time, on the Business Day immediately preceding the first day of each Remarketing Period of the aggregate principal amount of Pledged Notes with respect to which elections have been validly made pursuant to this Section 8.02(a).

(b) Upon the receipt of notice from the Remarketing Agent that the Remarketing has been Successful, on the Remarketing Settlement Date,

(i) the Collateral Agent shall (A) instruct the Securities Intermediary to release from the Pledge and deliver to the Remarketing Agent the Pledged Notes for which no election has been validly made pursuant to Section 8.02(a), free and clear of the Company’s security interest therein, against delivery by the Remarketing Agent of the Deposit purchased with the net Proceeds of the sale of such Pledged Notes in the Remarketing for credit to the Collateral Account, and (B) instruct the Securities Intermediary to release from the Pledge and Transfer to the Custody Account the Pledged Notes for which an election has been validly made pursuant to Section 8.02(a), free and clear of the Company’s security interest therein, upon delivery by the Collateral Agent to the Securities Intermediary for deposit into the Collateral Account of the Qualifying Treasury Securities to be deposited in connection with such elections, and confirm to the Property Trustee in writing that such instructions have been delivered;

(ii) the Securities Intermediary shall (A) release the Pledged Notes from the Pledge, Transfer such Pledged Notes, free and clear of the Pledge, (x) to the Remarketing Agent in the case of Pledged Notes for which no election has been validly made pursuant to Section 8.02(a) and (y) to the Custody Account in the case of Pledged Notes for which an election has been validly made pursuant to Section 8.02(a), (B) deposit in the Collateral Account as Pledged Treasury Securities the Qualifying Treasury Securities deposited with the Collateral Agent pursuant to Section 8.02(a) and (C) confirm to the Property Trustee in writing that such release, Transfer and deposit have occurred;

COLLATERAL AGREEMENT

(iii) the Custodial Agent shall hold such Notes delivered to it pursuant to clause (ii)(y) of this Section 8.02(b) in the Custody Account; and

(iv) the Securities Registrar shall cancel the number of Normal PPS Transferred pursuant to Section 8.02(a) and deliver a Like Amount of Capital PPS and Stripped PPS to the Holder in accordance with the procedures provided for in Section 5.14 of the Trust Agreement.

(c) Upon the receipt of notice from the Remarketing Agent that the Remarketing has not been Successful:

(i) as soon as reasonably practicable after the Remarketing, the Collateral Agent will deliver back to such Holder the Qualifying Treasury Securities delivered by such Holder to the Collateral Agent pursuant to Section 8.02(a); and

(ii) the Securities Registrar will promptly return to such Holder the Normal PPS Transferred to the Securities Registrar pursuant to Section 8.02(a).

(d) The substitution of Qualifying Treasury Securities, or security entitlements thereto, for financial assets held in the Collateral Account pursuant to this Section 8.02, shall not constitute a novation of the security interest created hereby.

Section 8.03 Contingent Disposition Election by Holder of Capital PPS.

(a) In the event a Holder of Capital PPS exercises its rights pursuant to Sections 5.14(a)(ii), (b), (f) and (g) of the Trust Agreement to contingently dispose of Capital PPS in connection with any Remarketing by, during the period that commences with the Custodial Agent’s and Securities Registrar’s opening of normal business hours on the tenth Business Day immediately preceding the first day of a Remarketing Period and ending at 3:00 P.M., New York City time, on the second Business Day immediately preceding the first day of such Remarketing Period, Transferring the Capital PPS that are the subject of such Contingent Disposition Election to the Securities Registrar and delivering a duly completed Notice of Contingent Disposition Election to the Securities Registrar and Custodial Agent, the Custodial Agent shall, upon such Transfer and receipt of such notice, notify the Remarketing Agent not later than 11:00 A.M., New York City time, on the Business Day immediately preceding the first day of each Remarketing Period of the aggregate principal amount of Custody Notes with respect to which elections have been validly made pursuant to this Section 8.03(a).

(b) Upon receipt of notice from the Remarketing Agent that the related Remarketing is Successful:

(i) the Securities Registrar shall cancel the number of Capital PPS Transferred pursuant to Section 8.03(a) in accordance with the procedures provided for in Section 5.11 of the Trust Agreement;

(ii) the Custodial Agent shall deliver Custody Notes in the aggregate principal amount with respect to which elections have been validly made pursuant to Section 8.03(a) to the Remarketing Agent on the Remarketing Settlement Date; and

COLLATERAL AGREEMENT

(iii) on or promptly after the Remarketing Settlement Date, the Custodial Agent shall pay to the Property Trustee the net Proceeds of the Custody Notes received from the Remarketing Agent.

(c) If the Custodial Agent is notified by the Property Trustee or the Remarketing Agent that the related Remarketing is not Successful, the Securities Registrar shall promptly return to such Holder the Capital PPS Transferred to the Securities Registrar pursuant to Section 8.03(a).

(d) None of the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar, the Property Trustee, the Company or the Remarketing Agent shall be obligated in any case to provide funds to make payment upon tender of Notes for Remarketing.

ARTICLE IX

REPRESENTATIONS AND WARRANTIES; COVENANTS

Section 9.01 Representations and Warranties.

The Property Trustee on behalf of the Issuer Trust hereby represents and warrants to the Collateral Agent that:

(a) the Property Trustee on behalf of the Issuer Trust has the power to grant a security interest in and lien on the Collateral; and

(b) the Property Trustee on behalf of the Issuer Trust is the sole beneficial owner of the Collateral and, in the case of Collateral delivered in physical form, is the sole holder of such Collateral and is the sole beneficial owner of, or has the right to Transfer, the Collateral it Transfers to the Collateral Agent for credit to the Collateral Account, free and clear of any security interest, lien, encumbrance, call, liability to pay money or other restriction other than the security interest and lien granted under Article II hereof.

Section 9.02 Covenants.

The Property Trustee on behalf of the Issuer Trust hereby covenants to the Collateral Agent that for so long as the Collateral remains subject to the Pledge:

(a) it will not create or purport to create or allow to subsist any mortgage, charge, lien, pledge or any other security interest whatsoever over the Collateral or any part of it other than pursuant to this Agreement; and

(b) it will not sell or otherwise dispose (or attempt to dispose) of the Collateral or any part of it except in accordance with the terms of this Agreement.

COLLATERAL AGREEMENT

ARTICLE X

THE COLLATERAL AGENT, THE CUSTODIAL AGENT, THE SECURITIES INTERMEDIARY

AND THE SECURITIES REGISTRAR

It is hereby agreed as follows:

Section 10.01 Appointment, Powers and Immunities.

The Collateral Agent and the Securities Intermediary shall act as agents for the Company hereunder with such powers as are specifically vested in the Collateral Agent or the Securities Intermediary, as the case may be, by the terms of this Agreement and the Collateral Agent and the Securities Intermediary owe no duties, fiduciary or otherwise, to any other Person except as provided by applicable law. The Custodial Agent and the Securities Registrar shall act as agents for the Property Trustee hereunder with such powers as are specifically vested in the Custodial Agent or the Securities Registrar, as the case may be, by the terms of this Agreement and, in the case of the Securities Registrar, the Trust Agreement and the Custodial Agent and the Securities Registrar owe no duties, fiduciary or otherwise, to any other Person except as provided by applicable law. The Collateral Agent, the Custodial Agent, the Securities Intermediary and the Securities Registrar shall:

(a) have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants or obligations shall be inferred from this Agreement against the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Securities Registrar, nor shall the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Securities Registrar be bound by the provisions of any agreement by any party hereto beyond the specific terms hereof;

(b) not be responsible for any recitals contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by it under, this Agreement, the Trust Preferred Securities or the Stock Purchase Contract Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement (other than as against the Collateral Agent, the Custodial Agent, the Securities Intermediary or the Securities Registrar, as the case may be), the Trust Preferred Securities, any Collateral or the Stock Purchase Contract Agreement or any other document referred to or provided for herein or therein or for any failure by the Company or any other Person (except the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar, as the case may be) to perform any of its obligations thereunder or hereunder or for the validity, perfection, enforceability, priority or, except as expressly required hereby, maintenance of any security interest created hereunder;

(c) not be required to initiate or conduct any litigation or collection efforts or proceedings hereunder (except pursuant to directions furnished under Section 10.02, subject to Section 10.08);

(d) not be responsible for the exercise of any of the rights and remedies (at the direction of the Property Trustee or the Holders of the PPS, or otherwise) upon a default or event of default under the Indenture;

(e) not be responsible for any action taken, suffered or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith or therewith, except for its own gross negligence or willful misconduct; and

(f) not be required to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

Subject to the foregoing, during the term of this Agreement, the Collateral Agent, the Securities Intermediary, the Custodial Agent and Securities Registrar shall take all reasonable action in connection with the safekeeping and preservation of the Collateral and the Custody Notes hereunder as determined by industry standards.

COLLATERAL AGREEMENT

No provision of this Agreement shall require the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder. In no event shall the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar be liable for any amount in excess of the Value of the Collateral and the Custody Notes.

Section 10.02 Instructions of the Company.

The Company shall have the right, by one or more written instruments executed and delivered to the Collateral Agent, to direct the time, method and place of conducting any proceeding for the realization of any right or remedy available to the Collateral Agent, or of exercising any power conferred on the Collateral Agent, or to direct the taking or refraining from taking of any action authorized by this Agreement; provided, however, that (i) such direction shall not conflict with the provisions of any law or of this Agreement or involve the Collateral Agent in personal liability and (ii) the Collateral Agent shall be indemnified as provided herein. Nothing contained in this Section 10.02 shall impair the right of the Collateral Agent in its discretion to take any action or omit to take any action which it deems proper and which is not inconsistent with such direction. None of the Collateral Agent, the Custodial Agent or the Securities Registrar has any obligation or responsibility for determining the necessity of filing or to file or monitor the filing of UCC financing statements or other UCC statements.

Section 10.03 Reliance by Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar.

Each of the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall be entitled to rely conclusively upon any certification, order, judgment, opinion, notice or other written or telephonic communication (including, without limitation, any thereof by e-mail or similar electronic means, telecopy, telex or facsimile) believed by it to be genuine and to have been signed or sent by or on behalf of the proper Person or Persons (without being required to determine the correctness of any fact stated therein). Each of the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar may consult with legal counsel or other experts of its selection and the advice, opinions and statements of such legal counsel and other experts and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon. As to any matters not expressly provided for by this Agreement, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall in all cases be fully protected in acting, suffering, or in refraining from acting, hereunder in accordance with instructions given by the Company or the Property Trustee in accordance with this Agreement.

It is understood that the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Company or the Property Trustee to identify (i) the beneficiary, (ii) the beneficiary’s bank, or (iii) an intermediary bank. The Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar may apply any of the deposited funds for any payment order it executes using any such identifying number, even where its use may result in a Person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary’s bank, or an intermediary bank, designated by the Company or the Property Trustee; provided, however, that payment is made and confirmed to the account as specified by the Company or the Property Trustee, as the case may be.

COLLATERAL AGREEMENT

Section 10.04 Certain Rights.

(a) Whenever in the administration of the provisions of this Agreement the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith on the part of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar, be deemed to be conclusively proved and established by a certificate signed by one of the Company’s officers, and delivered to the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar and such certificate, in the absence of bad faith on the part of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar, shall be full warrant to the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar for any action taken, suffered or omitted by any of them under the provisions of this Agreement in reliance thereon.

(b) The Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.

(c) None of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God, earthquakes, fires, floods, terrorism, wars, civil or military disturbances, sabotage, epidemics, riots, interruptions, loss or malfunctions of utilities, computer (hardware or software) or communication services, accidents, labor disputes, acts of civil or military authority and governmental action.

(d) The Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar may request that the Company and the Property Trustee each deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which Officers’ Certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

(e) The permissive right of the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar to take or refrain from taking any actions enumerated in this Agreement shall not be construed as a duty.

(f) None of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall be liable for any error of judgment made in good faith, unless it shall have been grossly negligent in ascertaining the pertinent facts.

(g) The Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall have no liability whatsoever for the action or inaction of any Clearing Agency or any book-entry system thereof. In no event shall any Clearing Agency or any book-entry system thereof be deemed an agent or subcustodian of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar. Unless and until Definitive Trust Preferred Securities Certificates have been issued to Owners pursuant to Section 5.15 of the Trust Agreement, the Collateral Agent, the Securities

COLLATERAL AGREEMENT

Intermediary, the Custodial Agent and the Securities Registrar shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the receipt or transfer of any funds hereunder) as the Holder of the Trust Preferred Securities, shall have no obligation to the Owners and the rights of the Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreement between such Owners and the Issuer Trust or the Clearing Agency Participants. The provisions of Sections 5.6 and 5.11 of the Trust Agreement are hereby made applicable to the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar, mutatis mutandis, as if they were the Securities Registrar as referred to therein.

(h) The Securities Registrar shall also have all of the rights, privileges, protections, immunities and benefits given to the Securities Registrar under the Trust Agreement, including its right to be indemnified. In the event of any conflict between any of the provisions of the Trust Agreement and this Agreement with respect to any of such rights, privileges, protections, immunities and benefits, the provisions of this Agreement shall govern and control and supersede such other provisions.

Section 10.05 Merger, Conversion, Consolidation or Succession to Business.

Any Person into which the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall be the successor of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

Section 10.06 Rights in Other Capacities.

The Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar and their Affiliates may (without having to account therefor to the Company) accept deposits from, lend money to, make their investments in and generally engage in any kind of banking, trust or other business with the Issuer Trust, any other Person interested herein and any Holder of Trust Preferred Securities (and any of their respective subsidiaries or Affiliates) as if it were not acting as the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar, as the case may be, and the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and their Affiliates may accept fees and other consideration from the Issuer Trust, any other Person interested herein and any Holder of Trust Preferred Securities without having to account for the same to the Company; provided, however, that each of the Securities Registrar, the Securities Intermediary, the Custodial Agent and the Collateral Agent covenants and agrees with the Company that it shall not accept, receive or permit there to be created in favor of itself and shall take no affirmative action to permit there to be created in favor of any other Person, any security interest, lien or other encumbrance of any kind in or upon the Collateral other than the lien created by the Pledge.

COLLATERAL AGREEMENT

Section 10.07 Non-reliance on Collateral Agent, the Securities Intermediary, the Custodial Agent and Securities Registrar.

None of the Securities Registrar, the Securities Intermediary, the Custodial Agent or the Collateral Agent shall be required to keep itself informed as to the performance or observance by the Issuer Trust or any Holder of Trust Preferred Securities of this Agreement, the Stock Purchase Contract Agreement, the Trust Preferred Securities or any other document referred to or provided for herein or therein or in connection herewith or therewith or to inspect the properties or books of the Issuer Trust or any Holder of Trust Preferred Securities. None of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall have any duty or responsibility to provide the Company or the Property Trustee with any credit or other information concerning the affairs, financial condition or business of the Issuer Trust or the Company or any Holder of Trust Preferred Securities (or any of their respective Affiliates) that may come into the possession of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar or any of their respective Affiliates.

Section 10.08 Compensation and Indemnity.

The Company agrees to:

(a) pay the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar from time to time such compensation as shall be agreed in writing between the Company and the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar, as the case may be, for all services rendered by them hereunder;

(b) indemnify and hold harmless the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and each of their respective directors, officers, agents and employees (collectively, the “Indemnitees”), from and against any and all claims, actions, suits, liabilities, losses, damages, fines, penalties and expenses (including reasonable fees and expenses of counsel) and taxes (other than those based upon, determined by or measured by the income of the Collateral Agent, the Custodial Agent and the Securities Registrar) of any kind and nature whatsoever (collectively, “Losses” and individually, a “Loss”) that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for or in respect of the Collateral Agent’s, the Securities Intermediary’s, the Custodial Agent’s and the Securities Registrar’s (i) execution and delivery of this Agreement and (ii) following any instructions or other directions upon which either the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar is entitled to rely pursuant to the terms of this Agreement; and

(c) in addition to and not in limitation of clause (b) immediately above, indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by or asserted against, the Indemnitees or any of them in connection with or arising out of the Collateral Agent’s, the Securities Intermediary’s, the Custodial Agent’s or the Securities Registrar’s acceptance or performance of its powers and duties under this Agreement, provided, however, that any Indemnitee with respect to the specific Loss against which indemnification is sought under this clause (c) has not acted with gross negligence or engaged in willful misconduct.

The provisions of this Section 10.08 and Section 12.07 shall survive the resignation or removal of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar and the termination of this Agreement.

COLLATERAL AGREEMENT

Section 10.09 Failure to Act.

In the event of (i) uncertainty on the part of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar as to the application of any provision in this Agreement or any other agreement relating to the transaction contemplated hereby or (ii) any ambiguity in the provisions of this Agreement or any dispute between or conflicting claims by or among the parties hereto or any other Person with respect to any funds or property deposited hereunder, such Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar in the case of (i) or each of the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar in the case of (ii) shall be entitled, at its sole option and after prompt written notice to the Company and the Issuer Trust, to refrain from taking any action in respect of such uncertainty or ambiguous provision or to refuse to comply with any and all claims, demands or instructions with respect to such property or funds so long as such dispute or conflict shall continue, and the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall not be or become liable in any way to any of the parties hereto for its so refraining or refusal to comply with such conflicting claims, demands or instructions. The Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall be entitled to refuse to act until either:

(a) such ambiguous provisions or conflicting or adverse claims or demands, as the case may be, shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar; or

(b) the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall have received security or an indemnity satisfactory to it sufficient to save it harmless from and against any and all loss, liability or reasonable out-of-pocket expense which it may incur by reason of its acting.

The Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar may in addition elect to commence an interpleader action or seek other judicial relief or orders as the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar may deem necessary. Notwithstanding anything contained herein to the contrary, none of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall be required to take any action that it reasonably believes to be contrary to law or to the terms of this Agreement, or which it reasonably believes would subject it or any of its officers, employees or directors to liability.

Section 10.10 Resignation of Collateral Agent, the Securities Intermediary, the Custodial Agent and Securities Registrar.

Subject to the appointment and acceptance of a successor Collateral Agent, Securities Intermediary, Custodial Agent and Securities Registrar as provided below:

(i) the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar may resign at any time by giving notice thereof to the Company and the Property Trustee;

(ii) the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar may be removed at any time by the Company; and

COLLATERAL AGREEMENT

(iii) if the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar fails to perform any of its material obligations hereunder in any material respect for a period of not less than 20 days after receiving written notice of such failure by the Property Trustee or the Administrative Trustees and such failure shall be continuing, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar may be removed by the Property Trustee or the Administrative Trustees;

provided, however, that any Person at any time acting as Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar may not resign or be removed in any one of those capacities without the consent of each party to this Collateral Agreement unless it resigns or is removed in all such capacities in which it is then acting. The Property Trustee or the Administrative Trustees shall promptly notify the Company of any removal of the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar pursuant to clause (iii) of this Section 10.10. Upon any such resignation or removal, the Company shall have the right to appoint a successor Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar, as the case may be, which shall not be an Affiliate of the Issuer Trust. If no successor Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Collateral Agent’s, Securities Intermediary’s, Custodial Agent’s or Securities Registrar’s giving of notice of resignation or the Company’s or the Property Trustee’s giving notice of such removal, then the retiring or removed Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar may petition any court of competent jurisdiction, at the expense of the Company, for the appointment of a successor Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar. The Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall each be a bank or a national banking association which has an office (or an agency office) in New York City with a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar hereunder by a successor Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar, as the case may be, such successor Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar, as the case may be, shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar, as the case may be, and the retiring Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar, as the case may be, shall take all appropriate action, subject to payment of any amounts then due and payable to it hereunder, to transfer any money and property held by it hereunder (including the Collateral) to such successor. The retiring Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar shall, upon such succession, be discharged from its duties and obligations as Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar hereunder. After any retiring Collateral Agent’s, Securities Intermediary’s, Custodial Agent’s or Securities Registrar’s resignation or removal hereunder as Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar, the provisions of this Article X shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar. Any resignation or removal of the Collateral Agent, Custodial Agent or Securities Registrar hereunder, at a time when such Person is acting as the Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar, shall be deemed for all purposes of this Agreement as the simultaneous resignation or removal of the Collateral Agent, Securities Registrar or Custodial Agent, as the case may be.

COLLATERAL AGREEMENT

Section 10.11 Right to Appoint Agent or Advisor.

The Collateral Agent shall have the right to appoint agents or advisors in connection with any of its duties hereunder, and the Collateral Agent shall not be liable for any action taken, suffered or omitted by, or in reliance upon the advice of, such agents or advisors selected in good faith. The appointment of agents (which, for the purpose of this sentence, excludes legal counsel) pursuant to this Section 10.11 shall be subject to prior written consent of the Company, which consent shall not be unreasonably withheld.

Section 10.12 Survival.

The provisions of this Article X and Section 12.06 shall survive termination of this Agreement and the resignation or removal of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar.

Section 10.13 Exculpation.

Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar or their officers, directors, employees or agents be liable under this Agreement for indirect, special, punitive, or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, whether or not the likelihood of such loss or damage was known to the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar, or any of them and regardless of the form of action.

Section 10.14 Statements and Confirmations.

The Securities Intermediary will, as soon as reasonably practicable after receipt of same, send copies of all statements, confirmations and other correspondence concerning the Collateral Account and any financial assets credited thereto simultaneously to each of the Property Trustee and the Collateral Agent at their addresses for notices under this Agreement. The Custodial Agent will, as soon as reasonably practicable after receipt of same, send copies of all statements, confirmations and other correspondence concerning the Custody Account and any financial assets credited thereto to the Property Trustee at its address for notices under this Agreement.

Section 10.15 Tax Allocations.

The Administrative Trustees shall report all items of income, gain, expense and loss recognized in the Collateral Account and the Custody Account, to the extent such reporting is required by law, to the Internal Revenue Service authorities in the manner required by law. None of the Securities Intermediary, the Collateral Agent, the Custodial Agent, the Securities Registrar or the Property Trustee shall have any tax reporting duties hereunder.

COLLATERAL AGREEMENT

ARTICLE XI

AMENDMENT

Section 11.01 Amendment.

The Company, when duly authorized by resolution of its Board of Directors, the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and the Property Trustee on behalf of the Issuer Trust, at any time and from time to time, may amend this Agreement by a written instrument, in form satisfactory to the Company, the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and the Property Trustee, as provided under Section 6.1(c) of the Trust Agreement. Notwithstanding the foregoing, any amendment to the forms of PPS certificates attached as exhibits hereto shall be effective upon written notice thereof from the Company without the consent of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar setting forth the revised form or forms and confirming that such revised form or forms have been duly adopted in accordance with the Trust Agreement; provided, however, that no such amendment that adversely affects the rights, duties or immunities of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall be effective against such adversely affected party without its consent.

Section 11.02 Execution of Amendments.

In executing any amendment permitted by this Article XI, the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and the Property Trustee shall be entitled to receive and (subject to Section 8.3 of the Trust Agreement with respect to the Property Trustee) shall be fully authorized and protected in relying upon, an Opinion of Counsel and an Officers’ Certificate of the Company to the effect that all of the requirements of Section 6.1(c) of the Trust Agreement in respect of such amendment have been met and/or satisfied. The Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and the Property Trustee may, but shall not be obligated to, enter into any such amendment which affects their own respective rights, duties or immunities under this Agreement or otherwise.

ARTICLE XII

MISCELLANEOUS

Section 12.01 No Waiver.

No failure on the part of the Company, the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar or any of their respective agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Company, the Securities Intermediary, the Collateral Agent, the Custodial Agent, the Securities Registrar or any of their respective agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

COLLATERAL AGREEMENT

Section 12.02 Governing Law; Submission to Jurisdiction; Waiver of Trial by Jury.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principles thereof (other than Section 5-1401 of the New York General Obligations Law). The Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and the Issuer Trust hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and the courts of the State of New York (in each case sitting in New York County) for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and the Issuer Trust irrevocably waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 12.03 Notices.

All notices, requests, consents and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the “Address for Notices” specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when personally delivered or, in the case of a mailed or telecopied notice, upon receipt, in each case given or addressed as aforesaid.

Section 12.04 Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the respective successors of the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary, the Securities Registrar and the Issuer Trust.

Nothing in this Agreement, express or implied, shall give any Person, other than the parties hereto and their permitted successors, any benefit or any legal or equitable right, remedy or claim under this Agreement.

Section 12.05 Severability.

If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to give effect to the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

COLLATERAL AGREEMENT

Section 12.06 Expenses, Etc.

The Company agrees to reimburse the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar for:

(a) all reasonable costs and expenses of the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar (including, without limitation, the reasonable fees and expenses of counsel to the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar), in connection with (i) the negotiation, preparation, execution and delivery or performance of this Agreement and (ii) any modification, supplement or waiver of any of the terms of this Agreement;

(b) all reasonable costs and expenses of the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar (including, without limitation, the reasonable fees and expenses of counsel) in connection with (i) any enforcement or proceedings resulting or incurred in connection with causing the Issuer Trust or the Property Trustee to satisfy its obligations under the Stock Purchase Contracts or the Stock Purchase Contract Agreement and (ii) the enforcement of this Section 12.06;

(c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other document referred to herein and all costs, expenses, taxes (other than withholding taxes), assessments and, subject to Section 10.01(b) and the last sentence of Section 10.01, other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated hereby;

(d) all reasonable fees and expenses of any agent or advisor appointed by the Collateral Agent and (except in the case of legal counsel) consented to by the Company under Section 10.11; and

(e) any other out-of-pocket costs and expenses reasonably incurred by the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar in connection with the performance of their duties hereunder.

Section 12.07 Security Interest Absolute.

All rights of the Collateral Agent and security interests hereunder, and all obligations of the Issuer Trust and, subject to Section 12.10, the Property Trustee from time to time hereunder, shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of any provision of the Stock Purchase Contracts or any other agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or any other term of, or any increase in the amount of, all or any of the Obligations under the Stock Purchase Contracts, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Stock Purchase Contract Agreement or any Stock Purchase Contract or any other agreement or instrument relating thereto; or

(c) any other circumstance which might otherwise constitute a defense available to, or discharge of, a borrower, a guarantor or a pledgor.

COLLATERAL AGREEMENT

Section 12.08 Notice of Termination Event or Redemption Prior to Stock Purchase Date.

Upon the occurrence of a Termination Event or the termination of the Stock Purchase Contracts upon the redemption of all the Notes by the Company prior to the Stock Purchase Date in accordance with the Indenture, the Company shall deliver written notice to the Property Trustee, the Collateral Agent, the Custodial Agent and the Securities Registrar. Upon the written request of the Collateral Agent or the Securities Registrar, the Company shall inform such party whether or not a Termination Event or the termination of the Stock Purchase Contracts upon the redemption of all the Notes by the Company prior to the Stock Purchase Date in accordance with the Indenture, as applicable, has occurred.

Section 12.09 Incorporation by Reference.

In connection with its execution and performance hereunder the Property Trustee is entitled to all rights, privileges, protections, immunities, benefits and indemnities provided to it under the Trust Agreement.

Section 12.10 No Recourse.

It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York Trust Company, N.A., not individually or personally but solely as Property Trustee of the Issuer Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, covenants, undertakings and agreements herein made on the part of the Issuer Trust is made and intended not as personal representations, warranties, covenants, undertakings and agreements by The Bank of New York Trust Company, N.A. but is made and intended for the purpose of binding only the Issuer Trust, (c) nothing herein contained shall be construed as creating any liability on the part of The Bank of New York Trust Company, N.A., individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall The Bank of New York Trust Company, N.A. be personally liable for the payment of any indebtedness or expenses of the Issuer Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer Trust under this Agreement or any other related documents.

Section 12.11 Force Majeure.

In no event shall the Property Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 12.12 Liability of Property Trustee.

Notwithstanding any provision of this Agreement, the Property Trustee shall not be responsible for monitoring the compliance by the Guarantee Trustee, the Administrative Trustees, the Depositor, the Collateral Agent, the Securities Registrar, the Custodial Agent, the Paying Agent, the

COLLATERAL AGREEMENT

Remarketing Agent or any other Person, with their respective duties under any Transaction Document, nor shall the Property Trustee be liable for the default or misconduct of any other Issuer Trustee, the Depositor, the Collateral Agent, the Securities Registrar, the Custodial Agent, the Paying Agent, the Remarketing Agent or any other Person. Notwithstanding any provision of this Agreement, the Property Trustee shall have no responsibility or liability with respect to the amount or sufficiency of any proceeds generated by any Remarketing or any Pledged Treasury Securities or otherwise, the timing of any Remarketing or market conditions and their impact on the value of any of the foregoing.

* * * *

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

COLLATERAL AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

WELLS FARGO & COMPANY		WELLS FARGO CAPITAL XIII

By:	/s/ Barbara S. Brett	By:	The Bank of New York Trust Company, N.A., not in its individual capacity but solely as Property Trustee
Name: Barbara S. Brett
Title: Senior Vice President and Assistant Treasurer

			By:	/s/ Sharon McGrath
Name: Sharon McGrath
Title: Vice President

Address for Notices:		Address for Notices:

Wells Fargo & Company 420 Montgomery Street San Francisco, California 94163 Attention: Chief Financial Officer MAC# A0101-121 Facsimile: (415) 975-7151		The Bank of New York Trust Company, N.A., as Property Trustee of Wells Fargo Capital XIII 2 N. LaSalle, Suite 1020 Chicago, IL 60602 Attention: Global Corporate Trust Facsimile: (312) 827-8542

WILMINGTON TRUST COMPANY, as Collateral Agent, Securities Intermediary, Custodial Agent and Securities Registrar

By:	/s/ J. Christopher Murphy
Name: J. Christopher Murphy Title: Financial Services Officer

Address for Notices:

Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890 Attention: Corporate Trust Administration Facsimile: (302) 636-4140

COLLATERAL AGREEMENT

EXHIBIT A

(FORM OF FACE OF CAPITAL PPS CERTIFICATE)

{For inclusion in Global Certificates only – THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR ITS NOMINEE. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.}

No. _________	Number of Capital PPS: CUSIP No. 94986EAC4

WELLS FARGO CAPITAL XIII

CAPITAL PPS

This Capital PPS Certificate certifies that {                            } is the registered Holder of the number of Capital PPS set forth above {for inclusion in Global Certificates only—or such other number of Capital PPS reflected in the Schedule of Increases and Decreases in the Global Certificate attached hereto}. Each Capital PPS represents a beneficial interest in Wells Fargo Capital XIII (the “Issuer Trust”), having a Liquidation Amount of $1,000. The Capital PPS are transferable on the books and records of the Issuer Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Capital PPS are set forth in, and this certificate and the Capital PPS represented hereby are issued and shall in all respects be subject to the terms and provisions of the Amended and Restated Trust Agreement of the Issuer Trust, dated as of May 19, 2008, as the same may be amended and restated from time to time (the “Trust Agreement”), including the designation of the terms of the Capital PPS as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by the Depositor and The Bank of New York Trust Company, N.A., as Guarantee Trustee, dated as of May 19, 2008, as the same may be amended and restated from time to time (the “Guarantee Agreement”). All capitalized terms used herein that are defined in the Trust Agreement have the meaning set forth therein.

COLLATERAL AGREEMENT

Section 5.13(d) of the Trust Agreement provides for the procedures pursuant to which Holders of Capital PPS and Stripped PPS may exchange them for Normal PPS and Qualifying Treasury Securities and Section 5.14(f) of the Trust Agreement provides for the procedures pursuant to which Holders of Capital PPS may elect to dispose of Capital PPS in the event a Remarketing is Successful. The forms of Recombination Notice and Request and Notice of Contingent Disposition Election required to be delivered in connection therewith are printed on the reverse hereof.

The holder of this Capital PPS Certificate is deemed to have agreed, by acceptance of such Capital PPS Certificate, to treat for all United States Federal income tax purposes (i) the Issuer Trust as a grantor trust, (ii) itself as the owner of the Notes corresponding to this Capital PPS Certificate, (iii) the Notes as indebtedness of Wells Fargo & Company, (iv) the stated interest on the Notes as ordinary interest income that is includible in the holder’s or beneficial owner’s gross income at the time the interest is paid or accrued in accordance with the holder’s or beneficial owner’s regular method of tax accounting, and otherwise to treat the Notes as described under “Certain U.S. Federal Income Tax Consequences — Taxation of the Notes” in the Prospectus, and (v) as of May 19, 2008, the fair market value of the Notes corresponding to one Capital PPS as $1,000, except in each case to the extent a different treatment is specifically required by the Internal Revenue Service pursuant to a final determination.

A copy of each of the Trust Agreement and the Guarantee Agreement is available for inspection at the offices of the Property Trustee.

Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereof.

IN WITNESS WHEREOF, the Issuer Trust acting through one of its Administrative Trustees has executed this Capital PPS Certificate.

Wells Fargo Capital XIII, acting through one of its Administrative Trustees

By:
Name:

Date:

COLLATERAL AGREEMENT

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:	as tenants in common

UNIF GIFT MIN ACT:	Custodian (cust)(minor) Under Uniform Gifts to Minors Act of

TENANT:	as tenants by the entireties

JT TEN:	as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)
(Please print or type name and address including Postal Zip Code of Assignee)

the within Capital PPS Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney                             , to transfer said Capital PPS Certificates on the books of Wells Fargo Capital XIII, with full power of substitution in the premises.

Dated:	Signature

NOTICE: The signature to this assignment must

correspond with the name as it appears upon the face

of the within Capital PPS Certificates in every

particular, without alteration or enlargement or any

change whatsoever.

COLLATERAL AGREEMENT

FORM OF RECOMBINATION NOTICE AND REQUEST

Wilmington Trust Company,

as Collateral Agent and Securities Registrar

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Attention: Corporate Trust Administration

Re:	Stripped PPS and Capital PPS of Wells Fargo Capital XIII

The undersigned Holder hereby notifies you pursuant to Section 5.13(d) of the Amended and Restated Trust Agreement, dated as of May 19, 2008, of Wells Fargo Capital XIII (the “Trust Agreement”), among Wells Fargo & Company, as Depositor, The Bank of New York Trust Company, N.A., as Property Trustee, BNYM (Delaware), as Delaware Trustee, and the Administrative Trustees (as named therein) and the several Holders of the Trust Securities, and Section 6.03(a) of the Collateral Agreement that the Holder:

(i) is transferring $             Liquidation Amount of Stripped PPS and Capital PPS in connection with an Exchange of such Stripped PPS and Capital PPS for a Like Amount of Normal PPS and Qualifying Treasury Securities,

(ii) hereby requests the Collateral Agent to release from the Pledge and deliver to the Holder Pledged Treasury Securities in a principal amount equal to such Liquidation Amount, and

(iii) hereby requests the delivery to the Holder of such Normal PPS of a Like Amount.

All capitalized terms used herein that are defined in the Trust Agreement have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Exchange.

Date:

Signature Guarantee:

Please print name and address of Registered Holder:

Name	Social Security or other Taxpayer Identification Number, if any

Address

COLLATERAL AGREEMENT

FORM OF NOTICE OF CONTINGENT DISPOSITION ELECTION

Wilmington Trust Company,

as Collateral Agent and Securities Registrar

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Attention: Corporate Trust Administration

Re:	Normal PPS of Wells Fargo Capital XIII

The undersigned Holder hereby notifies you pursuant to Section 5.14(f) of the Amended and Restated Trust Agreement, dated as of May 19, 2008, of Wells Fargo Capital XIII (the “Trust Agreement”), among Wells Fargo & Company, as Depositor, The Bank of New York Trust Company, N.A., as Property Trustee, BNYM (Delaware), as Delaware Trustee, and the Administrative Trustees (as named therein) and the several Holders of the Trust Securities, and Section 8.03 of the Collateral Agreement, that the Holder:

(i) is transferring                  Capital PPS to the Securities Registrar, and

(ii) hereby requests the payment to the Holder, if the upcoming Remarketing is Successful, of an amount in cash for each such Capital PPS equal to the proceeds of the sale of $1,000 principal amount of Notes, it being understood that if such Remarketing is not Successful, this Notice shall be disregarded.

All capitalized terms used herein that are defined in the Trust Agreement have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Contingent Disposition Election.

Date:

Signature Guarantee:

Please print name and address of Registered Holder:

Name	Social Security or other Taxpayer Identification Number, if any

Address

COLLATERAL AGREEMENT

{TO BE ATTACHED TO GLOBAL CERTIFICATES}

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL CERTIFICATE

The following increases or decreases in this Global Certificate have been made:

Amount of increase in Number of Capital PPS evidenced by this Global Certificate	Amount of decrease in Number of Capital PPS evidenced by this Global Certificate	Number of Capital PPS evidenced by this Global Certificate following such decrease or increase	Signature of authorized signatory of Securities Registrar

COLLATERAL AGREEMENT

EXHIBIT B

(FORM OF FACE OF NORMAL PPS CERTIFICATE)

{For inclusion in Global Certificates only – THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR ITS NOMINEE. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.}

No.	Number of Normal PPS: CUSIP No. 94986EAA8

WELLS FARGO CAPITAL XIII

NORMAL PPS

This Normal PPS Certificate certifies that {                            } is the registered Holder of the number of Normal PPS set forth above {for inclusion in Global Certificates only—or such other number of Normal PPS reflected in the Schedule of Increases and Decreases in the Global Certificate attached hereto}. Each Normal PPS represents a beneficial interest in Wells Fargo Capital XIII (the “Issuer Trust”), having a Liquidation Amount of $1,000. The Normal PPS are transferable on the books and records of the Issuer Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Normal PPS are set forth in, and this certificate and the Normal PPS represented hereby are issued and shall in all respects be subject to the terms and provisions of the Amended and Restated Trust Agreement of the Issuer Trust, dated as of May 19, 2008, as the same may be amended and restated from time to time (the “Trust Agreement”), including the designation of the terms of the Normal PPS as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by the Depositor and The Bank of New York Trust Company, N.A., as Guarantee Trustee, dated as of May 19, 2008, as the same may be amended and restated from time to time (the “Guarantee Agreement”). All capitalized terms used herein that are defined in the Trust Agreement have the meaning set forth therein.

TRUST AGREEMENT

Section 5.13(b) of the Trust Agreement provides for the procedures pursuant to which Holders of Normal PPS may exchange Normal PPS and Qualifying Treasury Securities for Stripped PPS and Capital PPS and Section 5.14(d) of the Trust Agreement provides for the procedures pursuant to which Holders of Normal PPS may elect to exchange Normal PPS and Qualifying Treasury Securities for Stripped PPS and Capital PPS in the event a Remarketing is Successful. The forms of Stripping Notice and Request and Notice of Contingent Exchange Election required to be delivered in connection therewith are printed on the reverse hereof.

The holder of this Normal PPS Certificate is deemed to have agreed, by acceptance of such Normal PPS Certificate, to treat for all United States Federal income tax purposes (i) the Issuer Trust as a grantor trust, (ii) itself as the owner of the Stock Purchase Contracts and the Notes corresponding to this Normal PPS Certificate, (iii) the Notes as indebtedness of Wells Fargo & Company, (iv) the stated interest on the Notes as ordinary interest income that is includible in the holder’s or beneficial owner’s gross income at the time the interest is paid or accrued in accordance with the holder’s or beneficial owner’s regular method of tax accounting, and otherwise to treat the Notes as described under “Certain U.S. Federal Income Tax Consequences — Taxation of the Notes” in the Prospectus, and (v) as of May 19, 2008, the fair market value of each undivided beneficial interest in each ownership interest in the Notes corresponding to one Normal PPS as $1,000 and the fair market value of each Stock Purchase Contract as $0, except in each case to the extent a different treatment is specifically required by the Internal Revenue Service pursuant to a final determination.

A copy of each of the Trust Agreement and the Guarantee Agreement is available for inspection at the offices of the Property Trustee.

Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereof.

IN WITNESS WHEREOF, the Issuer Trust acting through one of its Administrative Trustees has executed this Normal PPS Certificate.

Wells Fargo Capital XIII, acting through one of its Administrative Trustees

By:
Name:

Date:

TRUST AGREEMENT

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:	as tenants in common

UNIF GIFT MIN ACT:	Custodian (cust)(minor) Under Uniform Gifts to Minors Act of

TENANT:	as tenants by the entireties

JT TEN:	as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)
(Please print or type name and address including Postal Zip Code of Assignee)

the within Normal PPS Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney                                     , to transfer said Normal PPS Certificates on the books of Wells Fargo Capital XIII, with full power of substitution in the premises.

Dated:	Signature

NOTICE: The signature to this assignment must

correspond with the name as it appears upon the

face of the within Normal PPS Certificates in every

particular, without alteration or enlargement or any

change whatsoever.

Signature Guarantee:

TRUST AGREEMENT

FORM OF STRIPPING NOTICE AND REQUEST

Wilmington Trust Company,

as Collateral Agent and Securities Registrar

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Attention: Corporate Trust Administration

Re:	Normal PPS of Wells Fargo Capital XIII

The undersigned Holder hereby notifies you pursuant to Section 5.13(b) of the Amended and Restated Trust Agreement, dated as of May 19, 2008, of Wells Fargo Capital XIII (the “Trust Agreement”), among Wells Fargo & Company, as Depositor, The Bank of New York Trust Company, N.A., as Property Trustee, BNYM (Delaware), as Delaware Trustee, and the Administrative Trustees (as named therein) and the several Holders of the Trust Securities, and Section 6.02 of the Collateral Agreement, that the Holder:

(i) is depositing the appropriate Qualifying Treasury Securities with Wilmington Trust Company, as Collateral Agent, for deposit in the Collateral Account,

(ii) is transferring the related Normal PPS to the Securities Registrar in connection with an Exchange of such Normal PPS and Qualifying Treasury Securities for a Like Amount of Stripped PPS and Capital PPS, and

(iii) hereby requests the delivery to the Holder of such Stripped PPS and Capital PPS.

All capitalized terms used herein that are defined in the Trust Agreement have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Exchange.

Date:

Signature Guarantee:

Please print name and address of Registered Holder:

Name	Social Security or other Taxpayer Identification Number, if any

Address

TRUST AGREEMENT

FORM OF NOTICE OF CONTINGENT EXCHANGE ELECTION

Wilmington Trust Company,

as Collateral Agent and Securities Registrar

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Attention: Corporate Trust Administration

Re:	Normal PPS of Wells Fargo Capital XIII

The undersigned Holder hereby notifies you pursuant to Section 5.14(d) of the Amended and Restated Trust Agreement, dated as of May 19, 2008, of Wells Fargo Capital XIII (the “Trust Agreement”), among Wells Fargo & Company, as Depositor, The Bank of New York Trust Company, N.A., as Property Trustee, BNYM (Delaware), as Delaware Trustee, and the Administrative Trustees (as named therein) and the several Holders of the Trust Securities, and Section 8.02 of the Collateral Agreement, that the Holder:

(i) is depositing the appropriate Qualifying Treasury Securities with Wilmington Trust Company, as Collateral Agent, for deposit in the Collateral Account,

(ii) is transferring the related Normal PPS to the Securities Registrar in connection with a Contingent Exchange Election of such Normal PPS and Qualifying Treasury Securities for a Like Amount of Stripped PPS and Capital PPS, and

(iii) hereby requests the delivery to the Holder of such Stripped PPS and Capital PPS (or, if the Depositor shall have elected to remarket the Notes in the form of New Trust Preferred Securities, New Trust Preferred Securities) if the upcoming Remarketing is Successful, it being understood that if such Remarketing is not Successful, this Notice shall be disregarded and the Collateral Agent shall return such Qualifying Treasury Securities to the Holder promptly after the Remarketing.

All capitalized terms used herein that are defined in the Trust Agreement have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Contingent Exchange Election.

Date:

Signature Guarantee:

Please print name and address of Registered Holder:

Name	Social Security or other Taxpayer Identification Number, if any

Address

TRUST AGREEMENT

{TO BE ATTACHED TO GLOBAL CERTIFICATES}

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL CERTIFICATE

The following increases or decreases in this Global Certificate have been made:

Amount of increase in Number of Normal PPS evidenced by this Global Certificate	Amount of decrease in Number of Normal PPS evidenced by this Global Certificate	Number of Normal PPS evidenced by this Global Certificate following such decrease or increase	Signature of authorized signatory of Securities Registrar

TRUST AGREEMENT

EXHIBIT C

(FORM OF FACE OF STRIPPED PPS CERTIFICATE)

{For inclusion in Global Certificates only – THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR ITS NOMINEE. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.}

No.	Number of Stripped PPS: CUSIP No. 94986EAB6

WELLS FARGO CAPITAL XIII

STRIPPED PPS

This Stripped PPS Certificate certifies that {                            } is the registered Holder of the number of Stripped PPS set forth above {for inclusion in Global Certificates only—or such other number of Stripped PPS reflected in the Schedule of Increases and Decreases in the Global Certificate attached hereto}. Each Stripped PPS represents a beneficial interest in Wells Fargo Capital XIII (the “Issuer Trust”), having a Liquidation Amount of $1,000. The Stripped PPS are transferable on the books and records of the Issuer Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Stripped PPS are set forth in, and this certificate and the Stripped PPS represented hereby are issued and shall in all respects be subject to the terms and provisions of the Amended and Restated Trust Agreement of the Issuer Trust, dated as of May 19, 2008, as the same may be amended and restated from time to time (the “Trust Agreement”), including the designation of the terms of the Stripped PPS as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by the Depositor and The Bank of New York Trust Company, N.A., as Guarantee Trustee, dated as of May 19, 2008, as the same may be amended and restated from time to time (the “Guarantee Agreement”). All capitalized terms used herein that are defined in the Trust Agreement have the meaning set forth therein.

COLLATERAL AGREEMENT

Section 5.13(d) of the Trust Agreement provides for the procedures pursuant to which Holders of Capital PPS and Stripped PPS may exchange them for Normal PPS and Qualifying Treasury Securities. The form of Recombination Notice and Request required to be delivered in connection therewith is printed on the reverse hereof.

The holder of this Stripped PPS Certificate is deemed to have agreed, by acceptance of such Stripped PPS Certificate, to treat for all United States Federal income tax purposes (i) the Issuer Trust as a grantor trust, (ii) itself as the owner of the Stock Purchase Contracts and the Qualifying Treasury Securities corresponding to this Stripped PPS Certificate, and (iii) as of May 19, 2008, the fair market value of each undivided beneficial interest in each ownership interest in such Stock Purchase Contracts as $0, except in each case to the extent a different treatment is specifically required by the Internal Revenue Service pursuant to a final determination.

A copy of each of the Trust Agreement and the Guarantee Agreement is available for inspection at the offices of the Property Trustee.

Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereof.

IN WITNESS WHEREOF, the Issuer Trust acting through one of its Administrative Trustees has executed this Stripped PPS Certificate.

Wells Fargo Capital XIII, acting through one of its Administrative Trustees

By:
Name:

Date:

COLLATERAL AGREEMENT

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:	as tenants in common

UNIF GIFT MIN ACT:	Custodian (cust)(minor) Under Uniform Gifts to Minors Act of

TENANT:	as tenants by the entireties

JT TEN:	as joint tenants with right of survivorship and not as tenants in common

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)
(Please print or type name and address including Postal Zip Code of Assignee)

the within Stripped PPS Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney                         , to transfer said Stripped PPS Certificates on the books of Wells Fargo Capital XIII, with full power of substitution in the premises.

Dated:	Signature

NOTICE: The signature to this assignment must

correspond with the name as it appears upon the

face of the within Stripped PPS Certificates in every

particular, without alteration or enlargement or any

change whatsoever.

Signature Guarantee:

COLLATERAL AGREEMENT

FORM OF RECOMBINATION NOTICE AND REQUEST

Wilmington Trust Company,

as Collateral Agent and Securities Registrar

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Attention: Corporate Trust Administration

Re:	Stripped PPS and Capital PPS of Wells Fargo Capital XIII

The undersigned Holder hereby notifies you pursuant to Section 5.13(d) of the Amended and Restated Trust Agreement, dated as of May 19, 2008, of Wells Fargo Capital XIII (the “Trust Agreement”), among Wells Fargo & Company, as Depositor, The Bank of New York Trust Company, N.A., as Property Trustee, BNYM (Delaware), as Delaware Trustee, the Administrative Trustees (as named therein) and the several Holders of the Trust Securities, and Section 6.03 of the Collateral Agreement, that the Holder:

(i) is transferring $             Liquidation Amount of Stripped PPS and Capital PPS in connection with an Exchange of such Stripped PPS and Capital PPS for a Like Amount of Normal PPS and Qualifying Treasury Securities,

(ii) hereby requests the Collateral Agent to release from the Pledge and deliver to the Holder Pledged Treasury Securities in a principal amount equal to such Liquidation Amount, and

(iii) hereby requests the delivery to the Holder of such Normal PPS of a Like Amount.

All capitalized terms used herein that are defined in the Trust Agreement have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Exchange.

Date:

Signature Guarantee:

Please print name and address of Registered Holder:

Name	Social Security or other Taxpayer Identification Number, if any

Address

COLLATERAL AGREEMENT

{TO BE ATTACHED TO GLOBAL CERTIFICATES}

SCHEDULE OF INCREASES AND DECREASES IN GLOBAL CERTIFICATE

The following increases or decreases in this Global Certificate have been made:

Amount of increase in Number of Stripped PPS evidenced by this Global Certificate	Amount of decrease in Number of Stripped PPS evidenced by this Global Certificate	Number of Stripped PPS evidenced by this Global Certificate following such decrease or increase	Signature of authorized signatory of Securities Registrar

COLLATERAL AGREEMENT

SCHEDULE I

Reference Dealers

Any Primary U.S. Government Securities Dealer

S-1

COLLATERAL AGREEMENT